September 17, 2001


                           FREMONT MUTUAL FUNDS, INC.
                                   PROSPECTUS

                           FREMONT NEW ERA GROWTH FUND

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                TABLE OF CONTENTS

OBJECTIVE......................................................................3

PRINCIPAL STRATEGY.............................................................3

MAIN RISKS.....................................................................3

PERFORMANCE....................................................................3

FEES AND EXPENSES..............................................................3

EXAMPLE........................................................................4

PORTFOLIO MANAGEMENT...........................................................4

GENERAL RISKS OF INVESTING.....................................................5

ABOUT THE ADVISOR..............................................................6

TYPES OF ACCOUNTS AVAILABLE....................................................7

HOW TO INVEST..................................................................8

HOW TO SELL YOUR SHARES.......................................................11

DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................15

INVESTMENT TERMS..............................................................18

FOR MORE INFORMATION..........................................................20

OBJECTIVE

The Fremont New Era Growth Fund seeks long-term capital appreciation.

PRINCIPAL STRATEGY

Normally, the Fund will invest at least 80% of its total assets in a concentrated selection of common stocks of large U.S. companies. The Fund invests in companies that Fund management believes demonstrate superior earnings growth characteristics, a strong business outlook and above-average potential for capital appreciation. The Fund normally invests in a concentrated portfolio of 20-30 stocks.

Fund management utilizes a fundamental and analytical approach to security selection. Management targets companies, which are currently or are potentially part of an emerging sector of the economy.

Fund management will normally sell a security when the company's fundamentals begin to deteriorate or superior opportunities arise in an alternative security.

MAIN RISKS

The Fund is designed for investors who understand the risk of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth more or less than they were at the time of purchase.

As a non-diversified fund, the Fund may make larger investments in individual companies and, as each stock carries a higher weighting within the portfolio, the value of the portfolio as a whole can be greatly affected by declines in the value of a single stock. Therefore, the Fund's share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 5.

PERFORMANCE

The Fund's total return bar chart and performance table will be provided once the Fund has completed a full calendar year of operations.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

      SHAREHOLDER FEES+                                     None

      ANNUAL FUND OPERATING EXPENSES
      DEDUCTED FROM FUND ASSETS

      Management Fees                                       0.95%
      Distribution (12b-1) Fees                             None
      Other Expenses++                                      0.57%
         Total Annual Fund Operating Expenses               1.52%
      Less: Fees waived and Reimbursed+++                  (0.12)%
                                                           -----
      Net Operating Expenses                                1.40%
                                                           =====

----------
+    The Transfer Agent charges a $10 service fee on wire redemptions.
++   Based on estimated amounts for the current fiscal year.
+++ The Advisor is indefinitely obligated by contract to limit the Fund's expenses to 1.40%. However, this limit may be changed with the approval of the Board of Directors.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

                           FREMONT NEW ERA GROWTH FUND

                  1 YEAR                             3 YEARS
                  ------                             -------
                   $143                                $443

This example assumes:

* That you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.
* That your investment has a 5% return each year and all dividends are reinvested.
*    That the Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont New Era Growth Fund is managed by Sub-Advisor, Northstar Capital Management, Inc. (Northstar). H. Kent Mergler, CFA, CIC, president, is the portfolio manager of the Fund. The Fund is co-managed by Stephen K. Mergler, JD, vice president and portfolio manager. Northstar provides investment advisory services to institutional and non-institutional clients through its separate account management services. As of December 31, 2000, Northstar managed over $610 million in assets.

Prior to Northstar, H. Kent Mergler was employed by Loomis, Sayles & Company, LP as a managing partner, and portfolio manager from 1992 to 2000 and has over 37 years of investment management. Stephen K. Mergler was previously employed by Loomis, Sayles & Company, LP as a vice president and portfolio manager from 1997 to 2000. Prior to this, Stephen K. Mergler was employed by Peterson, Bernard Et Al., as an attorney from 1993 to 1996.

UNDERSTANDING INVESTMENT RISK

GENERAL RISKS OF INVESTING

The following are general risks associated with investing. These risks should be taken into consideration in addition to the Main Risk discussed on page 3 before making an investment decision.

* Liquidity Risk: From time-to-time, certain Fund investments may be illiquid, or difficult to sell, and this could affect performance. If, for example, the Fund is not able to sell certain stocks or bonds at the desired time and price, this may limit its ability to buy other securities.

* Portfolio Turnover: The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs, which may adversely affect Fund performance. The sale of securities may also create taxable capital gains.

* Temporary Defensive Measures: From time-to-time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking defensive measures.

ABOUT THE ADVISOR

Fremont Investment Advisors, Inc. (referred to in this prospectus as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides the Fremont New Era Growth Fund with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group.

For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets at the annual rate of 0.95%.

In 1996, Fremont Mutual Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. Fremont Mutual Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes including sub-advisory fees.

TYPES OF ACCOUNTS AVAILABLE

Once you choose the mutual funds that are right for you, you should select the type of account you want to invest in. Fremont offers a variety of accounts designed for your investment needs. Review the types of accounts described below to find the account type that is best for you.

ACCOUNT TYPE                  PURPOSE                                 DESCRIPTION
------------                  -------                                 -----------
INDIVIDUAL                    For your general investment needs.      Individual accounts are owned by one person.

JOINT TENANTS                 For the general investment needs of     Joint tenant accounts are owned by more than one person.
                              two or more people.

GIFT TO MINOR                 To invest for a minor's education or    Gift or Transfer to Minor (UGMA/UTMA) custodial accounts
                              other future needs.                     provide a way to invest on behalf of a minor.

TRUST                         For money being invested by a trust,    The trust or plan must be established before an account
                              employee benefit plan, or profit-       can be opened.
                              sharing plan.

CORPORATION, PARTNERSHIP      For investment needs of corporations,   You will need to provide a certified corporate resolution
OR OTHER ENTITY               associations, partnerships,             with your application.
                              institutions, or other groups.

RETIREMENT ACCOUNTS           These accounts require a specific application. To order, call 800-548-4539.

TRADITIONAL IRA               Allows you to make deductible or        This type of retirement account allows anyone under age
                              non-deductible contributions to your    70 1/2 with earned income to save up to $2,000 per tax
                              retirement account, and defer paying    year. If your spouse has less than $2,000 in earned
                              taxes on your earnings until after      income, he or she may still contribute up to $2,000 to
                              you withdraw the money from your        an IRA, as long as you and your spouse's combined
                              account - usually after retirement.     earned income is at least $4,000.

ROTH IRA                      Allows you to make non-deductible       Single taxpayers with Adjusted Gross Income (AGI) up to
                              contributions to your retirement        $95,000 per year, and married couples with AGI up to
                              account today, and withdraw your        $150,000 per year, may contribute up at to $2,000 each,
                              earnings tax-free after you are         or $4,000 per couple, respectively, per tax year
                              59 1/2 and have had the account
                              for least five years.

SIMPLIFIED EMPLOYEE           Allows owners and employees of          SEP-IRAs allow small business owners owners or those
PENSION PLAN (SEP-IRA)        small businesses with fewer than        with self- employment income to make tax- deductible
                              five employees to invest tax-           contributions of up to 15% of the first $160,000 of
                              deferred for retirement.                compensation per year for themselves and any eligible
                                                                      employees.

SIMPLE IRA                    Allows owners and employees of          This type of IRA must be established by an employer
                              small businesses with 5 to 99           (including a self-employed person). Simple IRAs enable
                              participants to invest tax-deferred     all employees of the employer to invest up to $6,000 of
                              for retirement.                         pre-tax income, deferring taxes until retirement. The
                                                                      employer is also generally required to make a
                                                                      contribution for each employee who elects to
                                                                      contribute.

OTHER RETIREMENT PLANS                                                A Fremont Mutual Fund may be used as an investment in
                                                                      many other kinds of employer-sponsored retirement
                                                                      plans. All of these accounts need to be established by
                                                                      the trustee of the plan.

HOW TO INVEST

There are a number of ways to invest with Fremont. THE MINIMUM INITIAL INVESTMENT IS $2,000 FOR A REGULAR ACCOUNT AND $1,000 FOR AN IRA. Establish an Automatic Investment Plan when opening an account and Fremont will waive the new account minimum.

INVESTMENT METHOD             TO OPEN AN ACCOUNT                      TO ADD TO YOUR INVESTMENT
-----------------             ------------------                      -------------------------
BY MAIL                       Mail in an Account Application with     Mail your check or money order payable to Fremont
                              your check or money order payable       Mutual Funds for $100 or more
                              to Fremont Mutual Funds. Fremont
                              will not accept third party checks
                              or starter checks.

BY TELEPHONE                  Use the Telephone Exchange              Use the Telephone Exchange Privilege to move your
(TELEPHONE EXCHANGE           Privilege to move $2,000 or more        investment from one Fremont fund to another. Please
PRIVILEGE)                    ($1,000 for IRAs) from an existing      note that exchanges between funds may be subject to
                              Fremont Fund account into a new,        capital gains taxes.
                              identically registered account. To
                              use the Telephone Exchange
                              Privilege, you must first sign up
                              for the privilege by checking the
                              appropriate box on your Account
                              Application. After you sign up,
                              please allow time for Fremont to
                              open your account.

BY TELEPHONE                                                          Transfer money from your bank to your Fremont account
(AUTOBUY PROGRAM)                                                     by telephone. You must sign up for this privilege on
                                                                      your Account Application Or by completing an Account
                                                                      Maintenance form.

BY WIRE                                                               Call 800-548-4539 (press 6) to request bank routing
                                                                      information for wiring your money to Fremont. Not
                                                                      available for IRA accounts.

BY AUTOMATIC INVESTMENT                                               Use the Automatic Investment Plan to move money ($50
PLAN                                                                  minimum) from your financial institution (via Automated
                                                                      Clearing House) to your Fremont account once or twice
                                                                      each month. For more information about the Automatic
                                                                      Investment Plan, see the text immediately below. TO
                                                                      PARTICIPATE, CALL TO REQUEST AN AUTOMATIC INVESTMENT
                                                                      PLAN REQUEST FORM OR LOG ON TO WWW.FREMONTFUNDS.COM TO
                                                                      PRINT A COPY OF THE FORM.

Fremont Makes It Easy To Invest

THE AUTOMATIC INVESTMENT PLAN

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

*    The amount of the monthly investment must be at least $50.

* Open your account with the Automatic Investment Plan, and we will waive the new account minimum.

* If your transfer date falls on a weekend or holiday, we will process the transaction on the previous business day.

To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800.548.4539. We must receive your request at least 5 days prior to your next scheduled investment date.

What You Should Know When Making An Investment

HOW A MUTUAL FUND IS PRICED

The Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Fund values its portfolio securities and assets using price quotes from the primary market in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Fund's Board of Directors. This value may be higher or lower than the securities' closing price in their relevant markets.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders received after Closing Time will be processed with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any other required documents, and the investment is received by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont Mutual Funds does not accept third party checks, cash, credit cards, or credit card checks and starter checks.

If you purchase shares by check, and then you sell those shares, your payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or autobuy program, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

During times of extreme market volatility, it may be difficult to purchase shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES

Fremont does not permit excessive short-term trading, market-timing, or other abusive trading practices in our Funds. These practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Funds and their shareholders, Fremont reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. Fremont defines abusive trading practices as making six or more complete exchanges - into and out of - one fund within a 12-month period.

Fremont also reserve the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchases and exchange requests.

Fremont may modify exchange privileges by giving 60 days' written notice to shareholders.

INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Fund through authorized broker-dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Fund may compensate third-party service providers who perform shareholder servicing normally performed by the Fund.

HOW TO SELL YOUR SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required completed documents and/or forms described below, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

SELLING METHOD                           FEATURES AND REQUIREMENTS
--------------                           -------------------------
BY MAIL                                  MAIL YOUR INSTRUCTIONS TO:             IF YOU ARE USING OVERNIGHT MAIL:
                                         Fremont Mutual Funds, Inc.             Fremont Mutual Funds, Inc.
                                         Shareholder Services                   c/o PFPC, Inc.
                                         P.O. Box 9769                          4400 Computer Drive
                                         Providence,  RI  02940-9769            Westborough,  MA  01581-5120

BY TELEPHONE (TELEPHONE REDEMPTION       The Telephone Redemption Privilege allows you to redeem your shares by
PRIVILEGE)                               phone. You must make your telephone redemptions by Closing Time to receive that day's price. YOU MUST PROVIDE WRITTEN AUTHORIZATION TO ADD
                                         THIS PRIVILEGE TO YOUR ACCOUNT PRIOR TO MAKING THE REQUEST.

BY AUTOMATIC WITHDRAWAL PLAN             The Automatic Withdrawal Plan (explained more fully below) lets you set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts ($100 minimum). To establish this feature, complete an Account Maintenance form which is available by calling
                                         800.548.4539 or print a copy by logging on to www.fremontfunds.com.

HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

*    BY CHECK - Your check will be sent by regular mail to your address on file.

*    BY WIRE - There is a $10 service fee.

* BY ELECTRONIC TRANSFER - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.

SPECIAL SERVICES AVAILABLE

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from your Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

* Redemptions made by check or electronic transfer will be made on the date you indicate on your Automatic Withdrawal Plan on your account.

* If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

* You may also request automatic exchanges and transfers of a specified dollar amount.

WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the requests. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES:

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day PFPC, Inc., Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc., before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 10 days. The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee" please see page 14.

If your account balance falls below $1,500, the Fund has the right to redeem your shares after giving you 60 days' notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

REDEMPTION CHECKLIST:

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

* INCLUDE ALL YOUR ACCOUNT INFORMATION - your name, the fund's name, and your account number.

* PROVIDE YOUR PREFERRED REDEMPTION METHOD - check, wire, or electronic transfer.

* SPECIFY THE DOLLAR AMOUNT OR NUMBER OF SHARES YOU ARE REDEEMING. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

* HAVE ALL ACCOUNT OWNERS SIGN THE LETTER OF INSTRUCTION - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

* HAVE SIGNATURE(S) GUARANTEED WHEN NEEDED - review the signature guarantee requirements on page 14. Be sure to obtain a signature guarantee if your sale meets those requirements.

OTHER POLICIES YOU SHOULD KNOW ABOUT (CON'T.)

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539 press 0.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a medallion signature guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

*    You wish to redeem more than $50,000 worth of shares.

* The check is being mailed to an address different from the one on your account (address of record).

*    The check is being made payable to someone other than the account owner.

* Your are requesting us to set up an Automatic Withdrawal Plan on your account.

*    You are instructing us to change your bank account information.

* If you wish to exchange from one Fremont Fund into another which is registered differently.

The signature guarantee may be waived for exchanges requested as a Fremont Investor Center if proper identification is provided.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a medallion signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings, and you can also find daily prices on the Fremont Funds Web site at www.fremontfunds.com 24 hours a day.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

STATEMENTS & REPORTS

In addition, you will receive statements and reports regarding your account on a regular basis:

* Confirmation statements will be sent when you make a transaction in your account or change your account registration.

* Quarterly statements, for all Fremont Funds with account information as of the end of March, June, September and December.

*    Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

ACCOUNT ACCESS ON THE INTERNET

Shareholders can use our secure Web site at WWW.FREMONTFUNDS.COM to:

*    Check current account balances;

*    View a portfolio;

*    Buy, exchange, or sell shares (some restrictions may apply);

*    View previous transactions; and

*    Re-order checkbooks.

Our Web site also provides fund performance, distribution schedules, forms and other in-depth information to help shareholders. At times, our Web site may contain supplemental information that is more current than that provided in our prospectus.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

The Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities. The Fund pays dividends and makes capital gains distributions annually.

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gain distributions.

As an investor, there are five different ways you can choose to receive dividends and distributions:

* Automatically reinvest all dividends and capital gains distributions in additional shares.

*    Receive all distributions of income dividends and capital gains in cash.

* Receive income dividends in cash and accept short-term and long-term capital gains distributions in additional shares.

* Automatically reinvest income distributions and receive short-term and long-term capital gains distributions in cash.

* Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

Tax Considerations

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on these two pages does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in the Fund's portfolio. When, for example, the Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, the Fund's:

* Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

* Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 20%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions-including exchanges between Funds-are subject to capital gains tax.

INVESTMENT TERMS

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if the Fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

* SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

*    LONG-TERM GAINS - Capital gains on securities held for more than 12 months.

CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the Fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a shareholder. Like other mutual funds, Fremont Mutual Funds periodically pay dividends to shareholders based on the income received from investments.

LIQUIDITY - the ability to buy or sell an investment quickly without affecting its price.

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NET ASSET VALUE (OR NAV) - The price of a single fund share. Calculated by adding up the value of all the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a Fund's combined holdings.

Portfolio Turnover - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

PRICE-TO-SALES RATIO - The price of a stock divided by its sales dollar per share.

REDEMPTION - The act of selling shares of a mutual fund.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

STOCK - A share of ownership in a corporation.

SUB-ADVISOR - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.

                              FREMONT MUTUAL FUNDS

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

*    ANNUAL AND SEMI-ANNUAL REPORTS
     Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

*    STATEMENT OF ADDITIONAL INFORMATION
     This publication gives you more information about the Fund's investment strategy. Legally it is "incorporated by reference," or considered part of this Prospectus.

You can also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling
202.942.8090. Reports and other information about the Fund are also available:

     * Free of charge from the Commission's EDGAR database on the Commission's Internet website at www.sec.gov, or
     * For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or
     * For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Fremont Funds [LOGO]

FOR GENERAL INFORMATION:
800.565.0254, OR 508.871.9529 (OUTSIDE U.S.)
PLEASE VISIT OUR WEB SITE AT: WWW.FREMONTFUNDS.COM

SEC File No: 811-05632

Distributed by Quasar Distributors, LLC., Milwaukee, WI  53202
Copyright 2001 Fremont Mutual Funds, Inc.  All rights reserved.

                               September 17, 2001


                           FREMONT MUTUAL FUNDS, INC.
                                   PROSPECTUS

                        FREMONT INSTITUTIONAL YIELD+ FUND

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                TABLE OF CONTENTS


OBJECTIVE......................................................................3

PRINCIPAL STRATEGY.............................................................3

MAIN RISKS.....................................................................3

PERFORMANCE....................................................................4

FEES AND EXPENSES..............................................................4

EXAMPLE........................................................................4

PORTFOLIO MANAGEMENT...........................................................5

GENERAL RISKS OF INVESTING.....................................................5

ABOUT THE ADVISOR..............................................................6

HOW TO INVEST..................................................................7

HOW TO SELL YOUR SHARES........................................................8

DIVIDENDS, DISTRIBUTIONS, AND TAXES...........................................13

INVESTMENT TERMS..............................................................15

FOR MORE INFORMATION..........................................................17

OBJECTIVE

The Fremont Institutional Yield+ Fund seeks to provide a higher level of current income than a money market fund while maintaining a very low degree of share price fluctuation.

PRINCIPAL STRATEGY

The Fund invests in a diversified portfolio of short-term debt securities with maturities of three years or less. To help limit fluctuations in share price, under normal conditions, the Fund's maximum average maturity will be less than one year.

The Fund may invest in: commercial paper, corporate bonds, certificates of deposit, government notes and bonds that are rated investment grade (a minimum of BBB or equivalent). The Fund will focus on those issuers with positive or improving credit fundamentals.

Fund management seeks to manage the Fund's credit risk by identifying securities that are unlikely to experience default in principal and interest payments. To determine which securities present the best investment opportunities, Fund management analyzes a variety of macro- and micro-economic factors, including the issuer's:

*    business condition;
*    competitive position; and
*    general financial health.

Fund management will normally sell a security when it no longer represents a good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the Fund's strategy.

MAIN RISKS

The Fund is designed for investors who understand the risks of investing in investment grade debt securities. The Fund will be subject to changes in interest rates, the credit-worthiness of the debt issuers, and economic conditions that may lower the value of individual securities or the entire portfolio.

Generally, as interest rates rise, the value of a security will decline. The value of a security may also fall in response to events affecting the issuer of the security, such as its ability to continue to make principal and interest payments, or its credit rating. Generally, a longer maturity date for a security increases the risk and its yield.

Although the Fund seeks to keep the fluctuation in share price to a minimum, there is no guarantee that it will succeed. There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 5.

PERFORMANCE

The Fund's total return bar chart and performance table will be provided once the Fund has completed a full calendar year of operations.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

      SHAREHOLDER FEES+                                     None

      ANNUAL FUND OPERATING EXPENSES
        DEDUCTED FROM FUND ASSETS

      Management Fees                                       0.50%
      Distribution (12b-1) Fees                             None
      Other Expenses+++                                     0.20%
                                                            ----
         Total Annual Fund Operating Expenses               0.70%
                                                            ====

----------
+    The Transfer Agent charges a $10 service fee on wire redemptions.
+++  Based on estimated amounts for the current fiscal year.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

                        FREMONT INSTITUTIONAL YIELD+ FUND

                   1 YEAR                             3 YEARS
                   ------                             -------
                     $72                                $224

This example assumes:

* That you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.
* That your investment has a 5% return each year and all dividends are reinvested.
*    That the Fund's operating expenses remain the same.

PORTFOLIO MANAGEMENT

The Fremont Institutional Yield+ Fund is managed by Fremont Investment Advisors, Inc. (FIA). The Fund is co-managed by Norman Gee, senior vice president, and Michelle Romano, assistant vice president.

Mr. Gee has over 20 years of professional money market investment experience. Ms. Romano joined the Advisor in 1996 as an analyst and became a portfolio manager in 1999.

UNDERSTANDING INVESTMENT RISK

GENERAL RISKS OF INVESTING

The following are general risks associated with investing. These risks should be taken into consideration in addition to the Main Risk discussed on page 3 before making an investment decision.

* Liquidity Risk: From time-to-time, certain Fund investments may be illiquid, or difficult to sell, and this could affect performance. If, for example, the Fund is not able to sell certain bonds at the desired time and price, this may limit its ability to buy other securities.

* Portfolio Turnover: The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs, which may adversely affect Fund performance. The sale of securities may also create taxable capital gains.

* Temporary Defensive Measures: From time-to-time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking defensive measures.

ABOUT THE ADVISOR

Fremont Investment Advisors, Inc. (referred to in this prospectus as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides the Fremont Institutional Yield+ Fund with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group.

For its services, the Fund pays the Advisor a monthly management fee based upon its average daily net assets at the annual rate of 0.50%.

In 1996, Fremont Mutual Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. Fremont Mutual Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes including sub-advisory fees.

HOW TO INVEST

There are a number of ways to invest with Fremont. THE MINIMUM INITIAL INVESTMENT IN THE FREMONT INSTITUTIONAL YIELD+ FUND IS $250,000 FOR FOR ALL TYPES OF ACCOUNTS.

INVESTMENT METHOD                 TO OPEN AN ACCOUNT                          TO ADD TO YOUR INVESTMENT
-----------------                 ------------------                          -------------------------
BY MAIL                           Mail in an Account Application              Mail your check or money order payable to
                                  with your check or money order              FREMONT MUTUAL FUNDS for $5,000 or more
                                  for at least $250,000 payable to
                                  FREMONT MUTUAL FUNDS.  Fremont
                                  will not accept third party
                                  checks.

BY TELEPHONE (TELEPHONE           Use the Telephone Exchange Privilege to     Use the Telephone Exchange Privilege to move
EXCHANGE PRIVILEGE)               move $250,000 or more from an existing      your investment from one Fremont fund to
                                  Fremont Fund account into a new,            another. Please note that exchanges between
                                  identically registered account. To use      funds may be subject to capital gains taxes.
                                  the Telephone Exchange Privilege, you
                                  must first sign up for the privilege by
                                  checking the appropriate box on your
                                  Account Application. After  you
                                  sign up, please allow time for
                                  Fremont to open your account.

BY TELEPHONE (AUTOBUY PROGRAM)                                                Transfer money from your bank to your Fremont
                                                                              account by telephone. You must sign up for this
                                                                              privilege on your Account Application, and attach
                                                                              a voided check.

BY WIRE                                                                       Call 800-548-4539 press 6 to request bank
                                                                              routing information for wiring your money to
                                                                              Fremont. Not available for IRA accounts.

What You Should Know When Making An Investment

HOW A MUTUAL FUND IS PRICED

The Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Fund values its portfolio securities and assets using price quotes from the primary market in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Fund's Board of Directors. This value may be higher or lower than the securities' closing price in their relevant markets.

WHEN AN ORDER TO BUY (OR SELL) IS CONSIDERED RECEIVED

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders received after Closing Time will be processed with the next day's
NAV.

An order is considered received when the completed application (for a new account) or information identifying the account, plus any other required documents, and the investment are received by PFPC, Inc., Fremont's transfer agent.

OTHER PURCHASING POLICIES

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont Mutual Funds does not accept third party checks, cash, credit cards, or credit card checks.

If you purchase shares by check, and then you sell those shares, your payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

During times of drastic economic or market conditions, it may be difficult to purchase shares by telephone. The transfer agent will do its best to accommodate all Fremont shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

ABUSIVE TRADING PRACTICES

Fremont does not permit excessive short-term trading, market-timing, or other abusive trading practices in our Funds. These practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Funds and their shareholders, Fremont reserves the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. Fremont defines abusive trading practices as making six or more complete exchanges - into and out of - one fund within a 12-month period.

Fremont also reserves the right to revoke the transaction privileges of any shareholder at any time if he or she has used abusive language or misused the Internet or phone privileges when making purchases and exchange requests or account inquiries.

Fremont may modify exchange privileges by giving 60 days written notice to shareholders.

INVESTING THROUGH OTHER INVESTMENT FIRMS

You may purchase or redeem shares of the Fund through authorized broker-dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Fund may compensate third-party service providers who perform shareholder servicing normally performed by the Fund.

HOW TO SELL YOUR SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request, along with all required completed documents and/or forms described below, are received by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

SELLING METHOD                           FEATURES AND REQUIREMENTS
--------------                           -------------------------
BY MAIL                                  MAIL YOUR INSTRUCTIONS TO:             IF YOU ARE USING OVERNIGHT MAIL:
                                         Fremont Mutual Funds, Inc.             Fremont Mutual Funds, Inc.
                                         Shareholder Services                   c/o PFPC, Inc.
                                         P.O. Box 9769                          4400 Computer Drive
                                         Providence, RI  02940-9769             Westborough, MA  01581-5120

BY TELEPHONE (TELEPHONE REDEMPTION       The Telephone Redemption Privilege allows you to redeem your shares by phone.
PRIVILEGE)                               You must make your telephone redemptions by Closing Time to receive that day's price. YOU MUST PROVIDE WRITTEN AUTHORIZATION TO ADD THIS PRIVILEGE TO YOUR
                                         ACCOUNT PRIOR TO MAKING THE REQUEST.

BY AUTOMATIC WITHDRAWAL PLAN             The Automatic Withdrawal Plan (explained more fully below) lets you set up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts ($100 minimum). To establish this feature, complete an Automatic Withdrawal Request form which is available by calling 800.548.4539.

HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

*    BY CHECK - Your check will be sent by regular mail to your address on file.

*    BY WIRE - There is a $10 service fee.

* BY ELECTRONIC TRANSFER - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.

Special Services Available:

AUTOMATIC WITHDRAWAL PLAN

This convenient service allows you to arrange to receive as little as $100 from your Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

* Redemptions made by check or electronic transfer will be made on the date you indicate when you set up an Automatic Withdrawal Plan on your account.

* If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

*    You may also request automatic exchanges of a specified dollar amount.

WIRE TRANSFER

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the requests. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

What You Should Know Before Redeeming Shares:

HOW WE DETERMINE THE REDEMPTION PRICE

The price at which your shares will be redeemed is determined by the time of day PFPC, Inc. Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

HOW TO REDEEM AT TODAY'S PRICE

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to PFPC, Inc., before Closing Time.

REDEMPTIONS IN KIND

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund. You would also be responsible for paying any broker commissions on this transaction.

ABOUT REDEMPTION CHECKS

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 10 days. The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee" please see page 12.

If your account balance falls below $200,000, the Fund has the right to redeem your shares after giving you 60 days notice.

WHEN YOU CAN'T REDEEM

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of extreme market volatility, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

REDEMPTION CHECKLIST

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the redemption process:

* INCLUDE ALL YOUR ACCOUNT INFORMATION - your name, the fund's name, and your account number.

* PROVIDE YOUR PREFERRED REDEMPTION METHOD - check, wire, or electronic transfer.

* SPECIFY THE DOLLAR AMOUNT OR NUMBER OF SHARES YOU ARE REDEEMING. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

* HAVE ALL ACCOUNT OWNERS SIGN THE LETTER OF INSTRUCTION - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

* HAVE SIGNATURE(S) GUARANTEED WHEN NEEDED - review the signature guarantee requirements on page 12. Be sure to obtain a signature guarantee if one is required.

What You Should Know Before Redeeming Shares (cont.)

WHEN ADDITIONAL DOCUMENTATION IS REQUIRED

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800.548.4539.

WHEN YOU NEED A SIGNATURE GUARANTEE

Certain requests must include a Medallion signature guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

*    You wish to redeem more than $50,000 worth of shares.

* The check is being mailed to an address different from the one on your account (address of record).

*    The check is being made payable to someone other than the account owner.

*    You are instructing us to change your bank account information.

* If you wish to exchange from one Fremont Fund into another which has a different account registration.

HOW TO OBTAIN A SIGNATURE GUARANTEE

You should be able to obtain a Medallion signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800.548.4539.

MONITORING YOUR INVESTMENT

STATEMENTS & REPORTS

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800.548.4539.

In addition, you will receive statements and reports regarding your account on a regular basis:

* Confirmation statements will be sent when you make a transaction in your account or change your account registration.

* Quarterly statements, with account information as of the end of March, June, September and December.

*    Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800.548.4539.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends And Distributions

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS HELP YOUR INVESTMENT GROW

The Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities. The Fund pays dividends monthly and makes capital gains distributions annually.

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gain distributions.

As an investor, there are five different ways you can choose to receive dividends and distributions:

* Automatically reinvest all dividends and capital gains distributions in additional shares.

*    Receive all distributions of income dividends and capital gains in cash.

* Receive income dividends and short-term capital gains distributions in cash and accept long-term capital gains distributions in additional shares.

* Automatically reinvest income and short-term capital gains distributions and receive long-term capital gains distributions in cash.

* Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800.548.4539.

POLICIES AND PROCEDURES

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

YOUR TAX ID NUMBER IS REQUIRED

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

TAX CONSIDERATIONS

TAX PLANNING IS ESSENTIAL

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on this page does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

DISTRIBUTIONS MAY BE TAXABLE

A distribution is a payout of realized investment gains on securities in the Fund's portfolio. When, for example, the Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Distributions are subject to federal income tax, and may also be subject to state or local taxes.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

CAPITAL GAINS ARE FEDERALLY TAXABLE

For federal tax purposes, the Fund's:

* Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

* Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 20%).

TAX REPORTING

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

TAXES ON TRANSACTIONS

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions-including exchanges between Funds-are subject to capital gains tax.

INVESTMENT TERMS

ADVISOR - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

AUTOMATED CLEARING HOUSE (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

BENCHMARK INDEX - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

BROKER-DEALER - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

CAPITAL GAIN - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if the Fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

* SHORT-TERM GAINS - Capital gains on securities held for less than 12 months.

* LONG-TERM GAINS - Capital gains on securities held for more than 12 months. CLOSING TIME - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

DISTRIBUTION - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the Fund's investors based on the number of shares they hold.

DIVIDEND - The payout of income earned on an investment to a shareholder. Like other mutual funds, Fremont Mutual Funds periodically pay dividends to shareholders based on the income received from investments.

LIQUIDITY - the ability to buy or sell an investment quickly without affecting its price.

MUTUAL FUND - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

NET ASSET VALUE (OR NAV) - The price of a single fund share. Calculated by adding up the value of all the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

NO-LOAD MUTUAL FUND - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

PORTFOLIO - An investor's or a Fund's combined holdings.

PORTFOLIO TURNOVER - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

REDEMPTION - The act of selling shares of a mutual fund.

SECURITY - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

SIGNATURE GUARANTEE - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

STOCK - A share of ownership in a corporation.

SUB-ADVISOR - A firm hired by the advisor to manage or co-manage an investment portfolio.

TRANSFER AGENT - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

WIRE - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.

                              FREMONT MUTUAL FUNDS

FOR MORE INFORMATION

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

*    ANNUAL AND SEMI-ANNUAL REPORTS
     Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

*    STATEMENT OF ADDITIONAL INFORMATION
     This publication gives you more information about the Fund's investment strategy. Legally it is "incorporated by reference," or considered part of this Prospectus.

You may also review and copy these publications at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling
202.942.8090. Reports and other information about the Fund are also available:

* Free of charge from the Commission's EDGAR database on the Commission's Internet website at WWW.SEC.GOV, or

* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

*    For a fee, by electronic request at the following e-mail address:
     PUBLICINFO@SEC.GOV.

Fremont Funds [LOGO]

FOR GENERAL INFORMATION: 800.565.0254, OR 415.284.8562 (OUTSIDE U.S.) PLEASE VISIT OUR WEB SITE AT: WWW.FREMONTINSTITUTIONAL.COM

SEC File No: 811-05632

Distributed by Quasar Distributors, LLC., Milwaukee, WI  53202
Copyright 2001 Fremont Mutual Funds, Inc.  All rights reserved.

                           FREMONT MUTUAL FUNDS, INC.

                           FREMONT NEW ERA GROWTH FUND

                             TOLL-FREE: 800-548-4539

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the Fremont New Era Growth Fund (the "Fund") dated September 17, 2001 and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

The date of this Statement of Additional Information is September 17, 2001.

                                TABLE OF CONTENTS

THE CORPORATION..............................................................B-3

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS......................B-4

GENERAL INVESTMENT POLICIES..................................................B-4

INVESTMENT RESTRICTIONS.....................................................B-15

INVESTMENT COMPANY DIRECTORS AND OFFICERS...................................B-16

INVESTMENT ADVISORY AND OTHER SERVICES......................................B-18

EXECUTION OF PORTFOLIO TRANSACTIONS.........................................B-21

HOW TO INVEST...............................................................B-22

OTHER INVESTMENT AND REDEMPTION SERVICES....................................B-24

TAXES - MUTUAL FUNDS........................................................B-25

ADDITIONAL INFORMATION......................................................B-28

INVESTMENT RESULTS..........................................................B-30

                                 THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. This Statement of Additional Information pertains to the Fremont New Era Growth Fund (the "Fund"), a non-diversified Fund. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that a sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time-to-time at the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel. Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

             INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS

The Fremont New Era Growth Fund seeks long-term capital appreciation by investing in a concentrated selection of common stocks of large U.S. companies. Normally, the Fund will invest at least 80% of its total assets in these large cap stocks. The Fund invests in companies that Fund management believes demonstrate superior earnings growth characteristics, a strong business outlook and above-average potential for capital appreciation. The Fund normally invests in a concentrated portfolio of 20-30 stocks. The following discussion supplements the discussion of the Fund's investment objectives and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

                           GENERAL INVESTMENT POLICIES

MONEY MARKET INSTRUMENTS

The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated Baa or better by Moody's, BBB or better by S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. Such bonds are considered investment grade but may have speculative characteristics. Changes in the economy or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than would occur with bonds in higher categories. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS

As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a period of less than one week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE

The Fund may enter into reverse repurchase agreements which involve the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. The Fund will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by the Fund; accordingly, the Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS

The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor, prescribed for the Fund by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Fund may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS

The Fund may enter into interest rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered as illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS

For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

TEMPORARY DEFENSIVE POSTURE

When a temporary defensive posture in the market is appropriate in the Advisor's opinion, the Fund may temporarily invest up to 100% of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may also hold other types of securities from time to time, including bonds.

BORROWING

The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

PORTFOLIO TURNOVER

The Fund may trade in securities for short-term gain whenever deemed advisable by the Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES

The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of its net assets in all forms of "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determination.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

WARRANTS OR RIGHTS

Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

WRITING COVERED CALL OPTIONS

The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. This means that the Fund will only write a call option on a security, index, or currency which the Fund already effectively owns or has the right to acquire without additional cost.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. The Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of the Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency. The Fund will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

WRITING COVERED PUT OPTIONS

The Fund may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund may write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Advisor wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

PURCHASING PUT OPTIONS

The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Fund may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS

The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund will commit no more than 5% of its assets to premiums when purchasing call options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

CONCENTRATION

The Fund will concentrate its investments in 20-30 stocks of U. S. companies. Normally, the Fund will invest at least 80% of its total assets in these large cap stocks. As a result, an economic, political or other change affecting one company can have a greater impact on the value of the Fund's portfolio. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.
                             INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     4. Make loans, except that the Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding.

     6.   Change its status as a non-diversified investment company.

     7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Fund may issue shares of common stock in multiple series or classes.

     8. Notwithstanding any other fundamental investment restriction or policy, the Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as the Fund.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. The Fund may not:

     9. Invest in companies for the purpose of exercising control or management.

     10. Mortgage, pledge or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing.

     11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years continuous operation.

     13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     14. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

     15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

     16. Make short sales of securities or maintain a short position, except that the Fund may sell short "against the box."

     17. Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

     18. Acquire more than 3% of the outstanding voting securities of any one investment company.

Certain market strategies and market definitions applicable to the Fund - such as the market capitalization ranges - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Fund's Board of Directors.

                    INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

                                            DATE                                    PRINCIPAL OCCUPATIONS AND BUSINESS
NAME AND ADDRESS                          OF BIRTH     POSITIONS HELD               EXPERIENCE FOR PAST FIVE YEARS
----------------                          --------     --------------               ------------------------------
David L. Redo(1)(2)(4)                     9-1-37      Director                     Managing and Director, Fremont
Fremont Investment, Advisors, Inc.                                                  Investment, Advisors, Inc.;
333 Market Street, 26th Floor                                                       Managing Director, Fremont Group,
San Francisco, CA  94105                                                            LLC and Fremont Investors, Inc.;
                                                                                    Director, Sequoia Ventures, Sit/Kim
                                                                                    International Investment Associates.

Nancy Tengler(1)(2)(4)                     2-26-58     CEO, President and           10/00 - Present, CEO, President,
Fremont Investment Advisors, Inc.                      Director                     CIO and Director, Fremont
333 Market Street, 26th Floor                                                       Investment Advisors, Inc.; 9/97 -
San Francisco, CA 94105                                                             9/00, President and CIO, Global
                                                                                    Alliance Value Investors, Ltd.;
                                                                                    12/94-9/97, Managing Director and
                                                                                    Head of the Value Equities Group,
                                                                                    UBS Asset Management (NY) Inc.

Richard E. Holmes(3)                       5-14-43     Director                     Vice President and Director, BelMar
Fremont Investment Advisors, Inc.                                                   Advisors, Inc. (marketing firm)
333 Market Street, 26th Floor
San Francisco, CA 94105

Donald C. Luchessa(3)                      2-18-30     Director                     Principal, DCL Advisory
Fremont Investment Advisors, Inc.                                                   (marketer for investment advisors).
333 Market Street, 26th Floor
San Francisco, CA 94105

David L. Egan(3)                           5-1-34      Director                     President, Fairfield Capital
Fremont Investment Advisors, Inc.                                                   Associates, Inc.  Founding Partner
333 Market Street, 26th Floor                                                       of China Epicure, LLC and Palisades
San Francisco, CA 94105                                                             Trading Company, LLC

Kimun Lee (3)                              6-17-46     Director                     Principal of Resources Consolidated
Fremont Investment Advisors, Inc.                                                   (a consulting and investment
333 Market Street, 26th Floor                                                       banking service group).
San Francisco, CA 94105

Christine D. Timmerman (3)                 6-29-46     Director                     Financial Consultant
Fremont Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

                                            DATE                                    PRINCIPAL OCCUPATIONS AND BUSINESS
NAME AND ADDRESS                          OF BIRTH     POSITIONS HELD               EXPERIENCE FOR PAST FIVE YEARS
----------------                          --------     --------------               ------------------------------
Peter F. Landini(4)                        5-10-51     Executive Vice President,    Managing Director, Treasurer, and
Fremont Investment Advisors, Inc.                      and Treasurer                COO, Fremont Investment Advisors,
333 Market Street, 26th Floor                                                       Inc.; 1/94 - 7/98, Director, J.P.
San Francisco, CA 94105                                                             Morgan Securities, Asia; 12/00 -
                                                                                    Present, Director, Kern Capital
                                                                                    Management LLC.

Tina Thomas                                8-7-49      Vice President, Secretary,   6/96 -Present  Vice President,
Fremont Investment Advisors, Inc.                      and Chief Compliance         Secretary, and Chief Compliance
333 Market Street, 26th Floor                          Officer                      Officer, Fremont Investment
San Francisco, CA 94105                                                             Advisors, Inc.

Jack Gee                                   9-12-59     Vice President and Chief     10/97 - Present, Senior Vice
Fremont Investment Advisors, Inc.                      Financial Officer            President and Chief Financial
333 Market Street, 26th Floor                                                       Officer, Fremont Investment
San Francisco, CA 94105                                                             Advisors, Inc.; 11/95-10/97, Sife,
                                                                                    Inc.;6/91-6/95, Controller, Concord
                                                                                    General Corp

----------
(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)  Member of the Executive Committee.
(3)  Member of the Audit Committee and the Contracts Committee.
(4)  Member of the Fremont Investment Committee.

During the fiscal year ended October 31, 2000, Richard E. Holmes, Donald C. Luchessa, David L. Egan and Kimun Lee each received $18,000, and Christine D. Timmerman received $14,000, for serving as directors of the Investment Company.

As of February 15, 2001, the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Fund acquired by certain retirement plans.

For its services under the Investment Advisory and Administration Agreement (the "Advisory Agreement"), the Advisor is paid a monthly fee at the annual rate of 0.95% of the Fund's average net assets. The Fund will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

The allocation of general Investment Company expenses among its series is made on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.

As noted in the Prospectus, the Advisor has agreed to reduce some or all of its fees under the Advisory Agreement if necessary to keep total operating expenses, expressed on an annualized basis, at or below the rate of 1.40% of the Fund's average net assets. Any reductions made by the Advisor in its fees are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitation. In considering approval of the Fund's Advisory Agreement, the Board of Directors specifically considered and approved the provision which permits the Advisor to seek reimbursement of any reduction made to its fees within the three-year period. The Advisor's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund's ability to effect such reimbursement and remain in compliance with the 1.40% limitation on annual operating expenses. Second, the Advisor must specifically request the reimbursement from the Board of Directors. Third, the Board of Directors must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Advisor intends to seek such reimbursement and that the Board of Directors has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The Advisory Agreement with respect to the Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to the Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Fund or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

SUB-ADVISORS

The Advisory Agreement authorizes the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, if required by the law, the shareholders of the Fund. Pursuant to this authority, Northstar Capital Management, Inc., ("the Sub-Advisor") serves as the Fund's Sub-Advisor.

The Portfolio Management Agreement between the Advisor and the Sub-Advisor (the "Portfolio Management Agreement") provides that the Sub-Advisor agrees to manage the investment of the Fund's Assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statements (including, but not limited to, the investment objective, policies, and restrictions delineated in the Fund's current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For its services under the Portfolio Management Agreement, the Advisor has agreed to pay the Sub-Advisor annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets allocated to the Sub-Advisor, payable monthly:

      New Era Growth Fund           0.50% on the first $100 million
                                    0.40% on the next $200 million
                                    0.35% on the next $700 million
                                    0.25% on the amount above $1 billion

The Portfolio Management Agreement for the Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. The Agreement may be terminated at any time without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER

The Fund's principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202 (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor will receive compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2001 for services as Distributor.

LEGAL COUNSEL

The Funds' legal counsel is Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, CA 94104-1600.

TRANSFER AGENT

The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by the Fund and thus borne by the Fund's shareholders.

The Fund may compensate third-party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Fund.

ADMINISTRATOR

The Advisor has retained Investment Company Administration, L.L.C. (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, CA 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to .02% of the first $1 billion of each Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) will pay the Sub-Administrator an annual fee of $100,000 for the years 2001 and 2002. After the year 2002, the Sub-Administrator will receive from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $2 billion and 0.0025% thereafter.

                       EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Fund and the other series of the Investment Company.

The Fund contemplates purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although the Fund will endeavor to achieve the best net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the over-the-counter markets.

Subject to the requirement of seeking the best available prices and executions, the Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor for the benefit of the Fund and/or other accounts served by the Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing the Fund's portfolio.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or an affiliated person of such person.

                                  HOW TO INVEST

PRICE OF SHARES

The price to be paid by an investor for shares of the Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

The Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when a shareholder has no access to the Fund. See also in the Prospectus at "General Investment Policies - Special Considerations in International Investing," "Calculation of Net Asset Value and Public Offering Price," "How to Invest," "How to Redeem Shares," and "Shareholder Account Services and Privileges - Exchanges Between Funds."

     1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     4. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor.

     5. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     6. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

                    OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT

When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Sub-Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING

Payment of shares purchased should accompany the purchase order, or funds should be wired to the Sub-Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars and made payable to Fremont Mutual Funds. Third party checks, credit cards, and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of the Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Sub-Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND

A shareholder may request a redemption in kind, which the Fund will attempt to honor if at all practicable. The Fund may also elect on its own initiative to honor a redemption in kind in extraordinary circumstances. If the Fund elects to redeem shares in kind (i.e., in assets other than cash), it must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. Shareholders who elect to sell securities received in a redemption in kind will be responsible for paying any brokerage commissions associated with those sale transactions.

SUSPENSION OF REDEMPTION PRIVILEGES

The Fund may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

                              TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY"

The Fund will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as a separate entity, and the Fund intends to qualify and elect, and to continue to qualify, to be treated as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, the Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though the Fund has elected and intends to continue to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME

Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Fund in the same manner whether such dividends are received as shares or in cash. If the Fund does not receive any dividend income from U.S. corporations, dividends from the Fund will not be eligible for the dividends received deduction allowed to corporations. To the extent that dividends received by the Fund would qualify for the dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment

NET CAPITAL GAINS

Any distributions designated as being made from the Fund's net capital gains will be taxable as long-term capital gains regardless of the holding period of the shareholders of the Fund's shares. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when the Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS

Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION

The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under
Section 1256 of the Code, futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Fund will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objective, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of the Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, the Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. The Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to a foreign tax credit or deduction for such foreign taxes.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Fund may invest in some countries. If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Fund's expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Fund has invested. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above. In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend without protection from risk of loss. Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by the Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

                             ADDITIONAL INFORMATION

CUSTODIAN

State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS

The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation.

LEGAL OPINIONS

The validity of the shares of common stock offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Paul, Hastings, Janofsky & Walker LLP has acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

USE OF NAME

The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS

The Investment Company currently issues shares in 12 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS

The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS

To the best knowledge of the Fund, shareholders owning 5% or more of the outstanding shares of the Fund as of record are set forth below:

OTHER INVESTMENT INFORMATION

The Advisor directs the management of over $6.12 billion of assets and internally manages over $1.49 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index,
     (2) Foreign Stocks: Morgan Stanley Europe, Australasia and Far East (EAFE) Index;
     (3)  Intermediate U.S. Bonds: Lehman Brothers Intermediate
          Government/Corporate Bond Index;
     (4)  Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index; and
     (5)  Money Market Securities: 1980-1986, 90 day U.S. Treasury Bill rate:
          1987-1998 IBC First Tier Money Market Fund Average.

The total returns for the above indices for the years 1980 through 2000 are as follows (source: Fremont Investment Advisors, Inc.):

            U.S.                     INTERMEDIATE                   MONEY MARKET
           STOCKS   FOREIGN STOCKS    U.S. BONDS    FOREIGN BONDS    SECURITIES
           ------   --------------    ----------    -------------    ----------
1980       32.40%      24.40%           6.40%          14.20%          11.80%
1981       -5.00%      -1.00%          10.50%          -4.60%          16.10%
1982       21.30%      -0.90%          26.10%          11.90%          10.70%
1983       22.30%      24.60%           8.60%           4.40%           8.60%
1984        6.30%       7.90%          14.40%          -1.90%          10.00%
1985       31.80%      56.70%          18.10%          35.00%           7.50%
1986       18.70%      70.00%          13.10%          31.40%           5.90%
1987        5.10%      24.90%           3.70%          35.20%           6.00%
1988       16.80%      28.80%           6.70%           2.40%           6.90%
1989       31.40%      11.10%          12.80%          -3.40%           8.50%
1990       -3.20%     -23.00%           9.20%          15.30%           7.50%
1991       30.60%      12.90%          14.60%          16.20%           5.50%
1992        7.70%     -11.50%           7.20%           4.80%           3.30%
1993       10.00%      33.30%           8.80%          15.10%           2.60%
1994        1.30%       8.10%          -1.90%           6.00%           3.60%
1995       37.50%      11.20%          15.30%          19.60%           5.30%
1996       23.00%       6.10%           4.10%           4.50%           4.80%
1997       33.40%       1.80%           7.90%          -4.30%           5.00%
1998       28.60%      20.00%           9.50%          11.50%           4.90%
1999       21.00%      27.00%          -2.20%          -5.10%           4.50%
2000       -9.1%      -14.2%           11.8%           -2.6%            5.6%

The Fund is best suited as a long-term investment. While it offers higher potential total returns than certificates of deposit or money market funds, it involves added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in twelve additional series under separate Prospectuses and Statements of Additional Information.

                               INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results of the Fund in advertisements or in reports furnished to current or prospective shareholders.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                        n
                                  P(1+T)  = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated.

The Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, the Fund will provide lifetime average annual total return figures.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that current or past total return should not be considered representations of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of the Fund with, or refer to, the following:

     1. Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     2. The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     3. Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     4. Standard & Poor's "500" Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     5.   Dow Jones Industrial Average.

     6.   CNBC/Financial News Composite Index.

     7. Russell 1000 Index, which reflects the common stock price changes of the 1,000 largest publicly traded U.S. companies by market capitalization.

     8. Russell 2000 Index, which reflects the common stock price changes of the 2,000 largest publicly traded U.S. companies by market capitalization.

     9. Russell 3000 Index, which reflects the common stock price changes of the 3,000 largest publicly traded U.S. companies by market capitalization.

     10. Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     11. Salomon Brothers Broad Investment Grade Index, which is a widely used index composed of U.S. domestic government, corporate, and mortgage-backed fixed income securities.

     12. Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

     13. Morgan Stanley Europe, Australasia and Far East (EAFE) Index, which is composed of foreign stocks.

     14. IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     15. Salomon Brothers World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     16. Lehman Brothers Government/Corporate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities.

     17. Lehman Brothers Government/Corporate Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     18. Salomon Brothers World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     19. 90-day U.S. Treasury Bills Index, which is a measure of the performance of constant maturity 90-day U.S. Treasury Bills.

     20. IBC First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

     21. Salomon Brothers Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     22. Salomon Brothers Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

     23. Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     24. Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     25. The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     26. Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     27. International Financial Statistics, which is produced by the International Monetary Fund.

     28. Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     29. Various publications from the International Bank for Reconstruction and Development/The World Bank.

     30. Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and Standard Poor's Ratings Group.

     31. Various publications from the Organization for Economic Cooperation and Development.

Indices prepared by the research departments of such financial organizations as J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; Smith Barney Inc.; and Ibbottson Associates of Chicago, Illinois ("Ibbottson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Fund is an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Fund does not represent a complete investment program, and investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Fund may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Fund may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Fund differs from bank investments in several respects. The Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

The Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Fund may also discuss these accounts and plans which include the following:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or 100% of compensation, whichever is less). If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for each individual (subject to the maximum of $2,000 per IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year after you become 70 1/2, or thereafter.

ROLLOVER IRAS

Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SIMPLE IRAS

Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA

The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS)

Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Fund and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1. Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

2. Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

3. The number of listed companies: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

4. Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

5. International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

6. Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

7. The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

8.   Gross Domestic Product (GDP): Datastream and The World Bank.

9. GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

10.  Population: The World Bank, Datastream, and United Nations.

11. Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

12. Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13. Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

14. Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

15. Foreign direct investments to developing countries: The World Bank and Datastream.

16. Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

17. Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18.  Political and economic structure of countries: Economist Intelligence Unit.

19. Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20.  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Fund's investment objective will be achieved.

                           FREMONT MUTUAL FUNDS, INC.

                        FREMONT INSTITUTIONAL YIELD+ FUND

                             TOLL-FREE: 800-548-4539

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for Fremont Institutional Yield+ Fund (the "Fund") dated September 17, 2001 and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

  The date of this Statement of Additional Information is September 17, 2001.

                                TABLE OF CONTENTS

THE CORPORATION.............................................................   2

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS.....................   3

GENERAL INVESTMENT POLICIES.................................................   3

  DIVERSIFICATION...........................................................   3
  MONEY MARKET INSTRUMENTS..................................................   3
  U.S. GOVERNMENT SECURITIES................................................   3
  REPURCHASE AGREEMENTS.....................................................   4
  FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS...   4
  COMMERCIAL BANK OBLIGATIONS...............................................   5
  BORROWING.................................................................   5
  LENDING OF PORTFOLIO SECURITIES...........................................   5
  PORTFOLIO TURNOVER........................................................   5
  SHARES OF INVESTMENT COMPANIES............................................   6
  ILLIQUID AND RESTRICTED SECURITIES........................................   6

INVESTMENT RESTRICTIONS.....................................................  10

INVESTMENT COMPANY DIRECTORS AND OFFICERS...................................  12

INVESTMENT ADVISORY AND OTHER SERVICES......................................  13

  MANAGEMENT AGREEMENT......................................................  13
  THE SUB-ADVISOR...........................................................  14
  PRINCIPAL UNDERWRITER.....................................................  15
  TRANSFER AGENT............................................................  15
  ADMINISTRATOR.............................................................  15

EXECUTION OF PORTFOLIO TRANSACTIONS.........................................  16

HOW TO INVEST...............................................................  17

  PRICE OF SHARES...........................................................  17

OTHER INVESTMENT AND REDEMPTION SERVICES....................................  17

  THE OPEN ACCOUNT..........................................................  17
  PAYMENT AND TERMS OF OFFERING.............................................  18
  REDEMPTION IN KIND........................................................  18
  SUSPENSION OF REDEMPTION PRIVILEGES.......................................  18

TAXES - MUTUAL FUNDS........................................................  18

  STATUS AS A "REGULATED INVESTMENT COMPANY"................................  18
  DISTRIBUTIONS OF NET INVESTMENT INCOME....................................  19
  NET CAPITAL GAINS.........................................................  19
  NON-U.S. SHAREHOLDERS.....................................................  20
  OTHER INFORMATION.........................................................  20

ADDITIONAL INFORMATION......................................................  20

  CUSTODIAN.................................................................  20
  INDEPENDENT AUDITORS; FINANCIAL STATEMENTS................................  20
  LEGAL OPINIONS............................................................  21
  USE OF NAME...............................................................  21
  SHAREHOLDER VOTING RIGHTS.................................................  21
  LIABILITY OF DIRECTORS AND OFFICERS.......................................  21
  OTHER INVESTMENT INFORMATION..............................................  21
  INVESTMENT RESULTS........................................................  22
  PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS)........  25

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. This Statement of Additional Information pertains to the Fremont Institutional Yield+ Fund (the "Fund"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time-to-time at the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS

The  descriptions   below  are  intended  to  supplement  the  material  in  the
Prospectus.

The Fremont Institutional Yield+ Fund seeks to provide a higher level of current income than a money market fund while maintaining a very low degree of share price fluctuation. The Fund will invest in a diversified portfolio of short-term debt securities rated investment grade (a minimum of BBB or equivalent). The following discussion supplements the discussion of the Fund's investment objectives and policies as set forth in the Prospectus. There can be no assurance the objective of the Fund will be attained.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION

The Fund intends to operate as a "diversified" management investment company, as defined in the 1940 Act. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), "Government Securities" (as defined below), securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

MONEY MARKET INSTRUMENTS

The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

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U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS

As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a period of less than one week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS

The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor and/or Sub-Advisor, prescribed for the Fund by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Fund may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

COMMERCIAL BANK OBLIGATIONS

For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

BORROWING

The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES

For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

PORTFOLIO TURNOVER

The Fund may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES

The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

ILLIQUID AND RESTRICTED SECURITIES

The Fund may invest up to 15% of its net assets in all forms of "illiquid securities."An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor, the Sub-Advisor and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor must consider
(a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determination.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

MUNICIPAL SECURITIES

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES

Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

     TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

     REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

     BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide Fremont Money for the repayment of these notes.

COMMERCIAL PAPER

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage- related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

     REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

     STRIPPED MORTGAGE SECURITIES are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for Fremont Money Market Fund) of a Fund's net assets.

     OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3.   Change its status as a diversified investment company.

     4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     5. Make loans, except that the Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     6. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding.

     7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Fund may issue shares of common stock in multiple series or classes.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. The Fund may not:

     8. Notwithstanding any other fundamental investment restriction or policy, the Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as the Fund.

     9.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.

     10.  Mortgage,  pledge or hypothecate any of its assets, provided that this
          restriction   shall  not  apply  to  the  transfer  of  securities  in
          connection with any permissible borrowing.

     11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years continuous operation.

     13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     14. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

     15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

     16. Make short sales of securities or maintain a short position, except that the Fund may sell short "against the box."

     17. Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

     18. Acquire more than 3% of the outstanding voting securities of any one investment company.

Certain market strategies and market definitions applicable to the Fund - such as the market capitalization ranges - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Fund's Board of Directors.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

                                            DATE                                    PRINCIPAL OCCUPATIONS AND BUSINESS
NAME AND ADDRESS                          OF BIRTH     POSITIONS HELD               EXPERIENCE FOR PAST FIVE YEARS
----------------                          --------     --------------               ------------------------------
David L. Redo(1)(2)(4)                     9-1-37      Director                     Chairman, CEO, and Director,
Fremont Investment, Advisors, Inc.                                                  Fremont Investment, Advisors, Inc.;
333 Market Street, 26th Floor                                                       Managing Director, Fremont Group,
San Francisco, CA  94105                                                            LLC and Fremont Investors, Inc.;
                                                                                    Director, Sequoia Ventures; and,
                                                                                    Sit/Kim International Investment
                                                                                    Associates

Nancy Tengler(1)(2)(4)                    2-26-58      CEO, President               10/00 - Present, CEO, President,
Fremont Investment Advisors, Inc.                      and Director                 CIO and Director, Fremont
333 Market Street, 26th Floor                                                       Investment Advisors, Inc.; 9/97 -
San Francisco, CA 94105                                                             9/00, President and CIO, Global
                                                                                    Alliance Value Investors, Ltd.;
                                                                                    12/94-9/97, Managing Director and
                                                                                    Head of the Value Equities Group,
                                                                                    UBS Asset Management (NY) Inc.

Richard E. Holmes(3)                       5-14-43     Director                     Vice President and Director, BelMar
Fremont Investment, Advisors, Inc.                                                  Advisors, Inc.  (marketing firm)
333 Market Street, 26th Floor
San Francisco, CA 94105

Donald C. Luchessa(3)                      2-18-30     Director                     Principal, DCL Advisory
Fremont Investment, Advisors, Inc.                                                  (marketer for investment advisors).
333 Market Street, 26th Floor
San Francisco, CA 94105

David L. Egan(3)                           5-1-34      Director                     President, Fairfield Capital
Fremont Investment, Advisors, Inc.                                                  Associates, Inc.  9/96 - Present,
333 Market Street, 26th Floor                                                       Founding Partner, Palisades Trading
San Francisco, CA 94105                                                             Company, LLC; 9/96 - 12/00,
                                                                                    Founding Partner, China Epicure,
                                                                                    LLC; 6/91 - 5/97, President
                                                                                    Fairfield Capital Funding, Inc.

                                            DATE                                    PRINCIPAL OCCUPATIONS AND BUSINESS
NAME AND ADDRESS                          OF BIRTH     POSITIONS HELD               EXPERIENCE FOR PAST FIVE YEARS
----------------                          --------     --------------               ------------------------------
Kimun Lee (3)                             6-17-46      Director                     Principal of Resources Consolidated
Fremont Investment, Advisors, Inc.                                                  (a consulting and investment
333 Market Street, 26th Floor                                                       banking service group).
San Francisco, CA 94105

Christine D. Timmerman (3)                6-29-46      Director                     Financial Consultant
Fremont Investment, Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Peter F. Landini(4)                       5-10-51      Executive Vice President,    Managing Director, Treasurer, and
Fremont Investment Advisors, Inc.                      and Treasurer                COO, Fremont Investment Advisors,
333 Market Street, 26th Floor                                                       Inc.; 12/00 - Present, Director,
San Francisco, CA 94105                                                             Kern Capital Management LLC; 1/94 -
                                                                                    7/98, Director, J.P.  Morgan
                                                                                    Securities, Asia

Tina Thomas                                8-7-49      Vice President, Secretary,   6/96 -Present  Vice President,
Fremont Investment Advisors, Inc.                      and Chief Compliance         Secretary, and Chief Compliance
333 Market Street, 26th Floor                          Officer                      Officer, Fremont Investment
San Francisco, CA 94105                                                             Advisors, Inc

Jack Gee                                   9-12-59     Vice President and Chief     10/97 - Present, Senior Vice
Fremont Investment Advisors, Inc.                      Financial Officer            President and Chief Financial
333 Market Street, 26th Floor                                                       Officer, Fremont Investment
San Francisco, CA 94105                                                             Advisors, Inc.; 11/95-10/97, Sife,
                                                                                    Inc.; 6/91-6/95, Controller, Concord
                                                                                    General Corp

----------
(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)  Member of the Executive Committee.
(3)  Member of the Audit Committee and the Contracts Committee.
(4)  Member of the Fremont Investment Committee.

During the fiscal year ended October 31, 2000, Richard E. Holmes, Donald C. Luchessa, David L. Egan and Kimun Lee each received $18,000, and Christine D. Timmerman received $14,000, for serving as directors of the Investment Company.

As of February 15, 2001, the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT

The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Fund acquired by certain retirement plans.

For its services under the Investment Advisory and Administration Agreement (the "Advisory Agreement"), the Advisor is paid a monthly fee at the annual rate of 0.50% of the Fund's average net assets. The Fund will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

The allocation of general Investment Company expenses among its series is made on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.

Any The Advisory Agreement with respect to the Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to the Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

 The Investment Company and the Advisor have adopted a Code of Ethics as required under the 1940 Act. Subject to certain conditions or restrictions, the Code of Ethics permits the trustees, directors, officers or employees of the Investment Company or the Advisor to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the funds. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Fund or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISOR

The Advisory  Agreement  authorizes  the Advisor,  at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory
Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, if required by the law, the shareholders of the Fund. Pursuant to this authority, Kern Capital Management LLC ("the Sub-Advisor") serves as the Fund's Sub-Advisor. The Sub-Advisor is partially owned by the Advisor. The Sub-Advisor will be overseen by the members of the Fremont Investment Committee. See "Investment Company Directors and Officers."

The Portfolio Management Agreement between the Advisor and the Sub-Advisor (the "Portfolio Management Agreement") provides that the Sub-Advisor agrees to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statements (including, but not limited to, the investment objective, policies, and restrictions delineated in the Fund's current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

The Portfolio Management Agreement for the Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. The Agreement may be terminated at any time without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER

The Fund's principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI, 53202 (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor will receive compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 2000 for services as Distributor.

LEGAL COUNSEL

The Funds' legal counsel is Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, CA 94104-1600.

TRANSFER AGENT

The Advisor has engaged PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581-5120 , to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of PFPC, Inc. are paid by the Fund and thus borne by the Fund's shareholders. A depository account has been established at through which all payments for the funds will be processed.

The Fund may compensate third-party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Fund.

ADMINISTRATOR

The  Advisor  has  retained  Investment  Company  Administration,   L.L.C.  (the
"Sub-Administrator"),  with  offices  at 2020 East  Financial  Way,  Suite  100,
Glendora, California 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to .02% of the first $1 billion of each Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) will pay the Sub-Administrator an annual fee of $100,000 for the years 2001 and 2002. After the year 2002, the Sub-Administrator will receive from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $2 billion and 0.0025% thereafter.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor and/or Sub-Advisor including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor and/or Sub-Advisor believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Fund and the other series of the Investment Company.

Subject to the requirement of seeking the best available prices and executions, the Advisor and/or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor and/or Sub-Advisor for the benefit of the Fund and/or other accounts served by the Advisor and/or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor and/or Sub-Advisor determines that the amount of the spread is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor and/or Sub-Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor and/or Sub-Advisor in managing the Fund's portfolio.

HOW TO INVEST

PRICE OF SHARES

The price to be paid by an investor for shares of the Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

The Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when a shareholder has no access to the Fund. See also in the Prospectus at "General Investment Policies - Special Considerations in International Investing," "Calculation of Net Asset Value and Public Offering Price," "How to Invest," "How to Redeem Shares," and "Shareholder Account Services and Privileges - Exchanges Between Funds."

     1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     2. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     3. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT

When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING

Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars and made payable to Fremont Mutual Funds. Third party checks, credit cards, and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of the Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND

The Fund may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES

The Fund may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY"

The Fund will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as a separate entity, and the Fund intends to qualify and elect, and to continue to qualify, to be treated as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, the Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though the Fund has elected and intends to continue to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME

Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Fund in the same manner whether such dividends are received as shares or in cash. If the Fund does not receive any dividend income from U.S. corporations, dividends from the Fund will not be eligible for the dividends received deduction allowed to corporations. To the extent that dividends received by the Fund would qualify for the dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment

NET CAPITAL GAINS

Any distributions designated as being made from the Fund's net capital gains will be taxable as long-term capital gains regardless of the holding period of the shareholders of the Fund's shares. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when the Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS

Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

OTHER INFORMATION

Any loss realized on redemption or exchange of the Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend without protection from risk of loss. Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by the Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

CUSTODIAN

State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS

The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Fund as of October 31, 2000 incorporated herein by reference are audited. Such financial statements are included herein in reliance on the opinion of PricewaterhouseCoopers LLP given on the authority of said firm as experts in auditing and accounting.

LEGAL OPINIONS
The validity of the shares of common stock offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Paul, Hastings, Janofsky & Walker LLP has acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

USE OF NAME

The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

SHAREHOLDER VOTING RIGHTS

The Investment Company currently issues shares in 12 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

LIABILITY OF DIRECTORS AND OFFICERS

The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

OTHER INVESTMENT INFORMATION

The  Advisor  directs  the  management  of over  $6.12  billion  of  assets  and internally manages over $1.49 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index,
     (2) Foreign Stocks: Morgan Stanley Europe, Australasia and Far East (EAFE) Index;
     (3)  Intermediate    U.S.    Bonds:     Lehman    Brothers     Intermediate
          Government/Corporate Bond Index;
     (4)  Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index; and
     (5)  Money Market  Securities:  1980-1986,  90 day U.S. Treasury Bill rate:
          1987-1998 IBC First Tier Money Market Fund Average.

The total returns for the above indices for the years 1980 through 2000 are as follows (source: Fremont Investment Advisors, Inc.):

              U.S.       Foreign      Intermediate     Foreign      Money Market
             Stocks      Stocks        U.S. Bonds       Bonds        Securities
             ------      ------        ----------       -----        ----------
1980         32.4%         24.4%           6.4%         14.2%           11.8%
1981         -5.0%         -1.0%          10.5%         -4.6%           16.1%
1982         21.3%         -0.9%          26.1%         11.9%           10.7%
1983         22.3%         24.6%           8.6%          4.4%            8.6%
1984          6.3%          7.9%          14.4%         -1.9%           10.0%
1985         31.8%         56.7%          18.1%         35.0%            7.5%
1986         18.7%         70.0%          13.1%         31.4%            5.9%
1987          5.1%         24.9%           3.7%         35.2%            6.0%
1988         16.8%         28.8%           6.7%          2.4%            6.9%
1989         31.4%         11.1%          12.8%         -3.4%            8.5%
1990         -3.2%        -23.0%           9.2%         15.3%            7.5%
1991         30.6%         12.9%          14.6%         16.2%            5.5%
1992          7.7%        -11.5%           7.2%          4.8%            3.3%
1993         10.0%         33.3%           8.8%         15.1%            2.6%
1994          1.3%          8.1%          -1.9%          6.0%            3.6%
1995         37.5%         11.2%          15.3%         19.6%            5.3%
1996         23.0%          6.1%           4.1%          4.5%            4.8%
1997         33.4%          1.8%           7.9%         -4.3%            5.0%
1998         28.6%         20.0%           9.5%         11.5%            4.9%
1999         21.0%         27.0%          -2.2%         -5.1%            4.5%
2000         -9.1%        -14.2%          11.8%         -2.6%            5.6%

The Fund is best suited as a long-term investment. While it offers higher potential total returns than certificates of deposit or money market funds, it involves added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in twelve additional series under separate Prospectuses and Statements of Additional Information.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results of the Fund in advertisements or in reports furnished to current or prospective shareholders.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $10,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                        n
                                  P(1+T)  = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that current or past total return should not be considered representations of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of the Fund with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by

     (4)  Salomon Brothers Broad Investment Grade Index,  which is a widely used
          index   composed  of  U.S.   domestic   government,   corporate,   and
          mortgage-backed fixed income securities.

     (5)  Lehman  Brothers  Government/Corporate  Bond Index,  which is a widely
          used  index  composed  of  investment  quality  U.S.   government  and
          corporate fixed income securities.

     (6)  90-day  U.S.  Treasury  Bills  Index,   which  is  a  measure  of  the
          performance of constant maturity 90-day U.S. Treasury Bills.

     (7) IBC First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

     (8) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and Standard Poor's Ratings Group.

     (9) Various publications from the Organization for Economic Cooperation and Development.

Indices prepared by the research departments of such financial organizations as J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian
Development Bank; Bloomberg, L.P.; Morningstar, Inc; Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; Smith Barney Inc.; and Ibbottson Associates of Chicago, Illinois ("Ibbottson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, MONEY MAGAZINE, FORBES, THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, FORTUNE, SMART MONEY, BUSINESS WEEK, and BARRON'S.

The Advisor believes the Fund is an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Fund does not represent a complete investment program, and investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

From time to time, the Investment Company may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Fund may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Fund differs from bank investments in several respects. The Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured.

The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

The Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Fund may also discuss these accounts and plans which include the following:

PROFIT SHARING (INCLUDING 401(k) AND MONEY PURCHASE PENSION PLANS)

Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Fund and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

     1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

     3) The number of listed companies: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

     4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

     5)   International    industry   performance:    Morgan   Stanley   Capital
          International  World  Indices,   Wilshire   Associates,   and  Salomon
          Brothers, Inc.

     6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     7)   The  Consumer  Price  Index  and  inflation   rate:  The  World  Bank,
          Datastream, and International Finance Corporation.

     8)   Gross Domestic Product (GDP): Datastream and The World Bank.

     9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

     10)  Population: The World Bank, Datastream, and United Nations.

     11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

     12)  Age  distribution  within   populations:   Organization  for  Economic
          Cooperation and Development and United Nations.

     13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

     14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

     15) Foreign direct investments to developing countries: The World Bank and Datastream.

     16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

     17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

     18) Political and economic structure of countries: Economist Intelligence Unit.

     19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

     20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Fund's investment objective will be achieved.

                                   Appendix 3

                       APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

Prime-1 - "Banks rated Prime-1 for deposits offer superior credit quality and a very strong capacity for timely payment of short-term deposit obligations."

Prime-2 - "Banks rated Prime-2 for deposits offer strong credit quality and a strong capacity for timely payment of short-term deposit obligations."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "An obligor rated `A-1' has STRONG capacity to meet its financial commitments. It is rated in the highest category Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is EXTREMELY STRONG."

A-2 - "An obligor rated `A-2'" has SATISFACTORY capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category."

FITCH IBCA, DUFF & PHELP'S short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ - "Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment."

F-1 - "Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+."

F-2 - "Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned `F-1+' and `F-1' ratings."

                                   Appendix 1

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

FITCH IBCA, DUFF & PHELPS. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

                                   Appendix 2

AA - "Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds are rated "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+"."

A - "Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

                                   Appendix 3